UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2022

INSMED INCORPORATED
(Exact name of registrant as specified in its charter)

Virginia	000-30739	54-1972729
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

700 US Highway 202/206 Bridgewater, New Jersey	08807 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (908) 977-9900

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	INSM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 11, 2022, at the annual meeting of shareholders of Insmed Incorporated (the “Company” and the “Annual Meeting”), the Company’s shareholders approved Amendment No. 3 to the Insmed Incorporated 2019 Incentive Plan (the “2019 Incentive Plan”), which was previously adopted by the Company’s Board of Directors.

A summary of the material terms and conditions of the 2019 Incentive Plan is included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 1, 2022 (the “Proxy Statement”) under “Proposal No. 4: Amendment No. 3 to the Insmed Incorporated 2019 Incentive Plan,” which summary is incorporated herein by reference. This summary is qualified in its entirety by, and should be read in conjunction with, (i) the 2019 Incentive Plan, which was attached as Exhibit 10.5 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, (ii) Amendment No. 1 to the 2019 Incentive Plan, which was attached as Exhibit 10.5.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, (iii) Omnibus Amendment to Insmed Incorporated Incentive Plans, which was attached as Exhibit 10.6 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, (iv) Amendment No. 2 to the 2019 Incentive Plan, which was attached as Exhibit 10.7 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and (v) Amendment No. 3 to the 2019 Incentive Plan, which was included as Appendix A to the Proxy Statement.

ITEM 5.07 – Submission of Matters to a Vote of Security Holders.

A total of 118,938,647 shares of the Company’s common stock were entitled to vote as of March 18, 2022, the record date for the Annual Meeting. There were 105,409,193 shares present in person or by proxy at the Annual Meeting, at which shareholders voted on four proposals. Set forth below are the matters acted upon by the shareholders, and the final voting results of each such matter.

Proposal 1.	Election of Two Class I Directors.

By the following votes, shareholders elected Alfred F. Altomari and William H. Lewis to serve as Class I directors until the Company’s 2025 Annual Meeting of Shareholders:

	For	Withheld	Broker Non-Votes

Alfred F. Altomari	98,007,821	1,533,173	5,868,199
William H. Lewis	96,126,179	3,414,815	5,868,199

Proposal 2.	Advisory Vote on the 2021 Compensation of Named Executive Officers.

By the following vote, shareholders approved, on an advisory, non-binding basis, the compensation of our named executive officers, as disclosed in the Proxy Statement:

For	Against	Abstentions	Broker Non-Votes
94,757,261	4,665,026	118,707	5,868,199

Proposal 3.	Ratification of the Appointment of an Independent Registered Public Accounting Firm.

By the following vote, shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022:

For	Against	Abstentions
101,863,292	3,466,732	79,169

Proposal 4.	Approval of Amendment No. 3 to the Insmed Incorporated 2019 Incentive Plan.

By the following vote, shareholders approved Amendment No. 3 to the 2019 Incentive Plan to increase the number of shares authorized for issuance thereunder:

For	Against	Abstentions	Broker Non-Votes
94,783,323	4,633,555	124,116	5,868,199

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 13, 2022	INSMED INCORPORATED

	By:	/s/ Michael Smith
	Name:	Michael Smith
	Title:	General Counsel and Corporate Secretary